Exhibit 99.2

 2  This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “focus,” “strategic vision,” “growth opportunities,” “strategy,” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements. Such financial projections, estimates and statements are as to future events and are not to be viewed as facts, and they reflect various assumptions of management concerning the future performance of the combined company and other external factors and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies(many of which are difficult to predict and/or beyond the control of the combined company) that could cause actual results to differ materially from the projections, estimates and statements included herein.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business and the combined company, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition, and the results of the combined company, may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:  the ability to realize the anticipated synergies of the combined company;  the incurrence of significant integration related costs by the combined company;  the terms on the debt financing incurred in connection with the proposed transaction;  the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction;  the effect of the announcement of the proposed transaction on the ability of Tapestry or Capri Holdings to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Tapestry or Capri Holdings do business, or on Tapestry's or Capri Holdings's operating results and business generally;  the outcome of any legal proceedings related to the acquisition;  the ability of the parties to consummate the proposed transaction on a timely basis or at all;  the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner;  the ability of Tapestry to successfully integrate Capri Holdings's operations;  the risk of business disruption following the proposed transaction;  the impact of economic conditions, recession and inflationary measures;  the impact of the Covid-19 pandemic;  the ability to control costs;   the ability to anticipate consumer preferences and retain the value of our brands, including our ability to execute on our e-commerce and digital strategies;  the risks associated with operating in international markets and global sourcing activities;  the ability to successfully implement the initiatives under our 2025 growth strategy;  the ability to achieve intended benefits, cost savings and synergies from acquisitions;   the risk of cybersecurity threats and privacy or data security breaches;  the impact of pending and potential future legal proceedings;   the risks associated with potential changes to international trade agreements;  the impact of tax and other legislation; and  the risks associated with climate change and other corporate responsibility issues.  Please refer to each of Tapestry’s and Capri Holdings’s latest Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and their other filings with the Securities and Exchange Commission for a complete list of risks and important factors. The forward-looking statements included in this presentation are made only as of the date hereof. We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

 3  No Offer or Solicitation  This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.  Additional Information and Where to Find It     This communication relates to the proposed transaction involving Capri Holdings Limited (“Capri”). In connection with the proposed transaction, Capri will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.     Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.   Participants in the Solicitation  Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

 Acquisition builds on TPR’s core tenets as consumer-centric brand-builders and disciplined operators, accelerating its strategic & financial growth agenda  01  EXPANDS PORTFOLIO  02  LEVERAGES CONSUMER ENGAGEMENT PLATFORM  03  UNLOCKS SYNERGY OPPORTUNITY  04  GENERATES STRONG CASH FLOW  05  EMPOWERS CULTURE  06  CREATES PATH TO ENHANCED TSR  Consumer-centric brand-builders & disciplined operators, accelerating strategic & financial growth agenda  COMPELLING STRATEGIC COMBINATION & FINANCIAL RATIONALE  4

 TAPESTRY ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE CAPRI holdings, ESTABLISHING A  powerful global house of iconic luxury & fashion brands  5

 01  EXPANDS PORTFOLIO

 7  Courage to be Real  combines iconic luxury & fashion brands across consumer segments globally  Glamour and Daring Spirit  Joy Colors Life  Celebrate Women Who Stand Strong  Iconic Italian Heritage and Bold Confidence  The Jet Set Lifestyle

BUILDS PRESENCE IN ATTRACTIVE, GROWING & RESILIENT CATEGORIES


Personal Premium Goods(1)
$320B+
+MSD HISTORICAL CAGR EXPECTED TO CONTINUE
Handbags, SLGs, FTW & Apparel(1)
$200B+
Handbags, SLGs & FTW (1)
$100B+
Pro Forma Tapestry(2)
$12B


COACH
COACH

tapestry

Notes:
1. Global market; Source Euromonitor CY23. Global personal premium goods includes handbags/SLGs, footwear, apparel including outerwear, jewelry, watches, super premium beauty & personal care.
2. Represents FY2023 Tapestry revenue and LTM 7/1/2023 Capri revenue.

Enhances global reach & geographic diversification and increases penetration in lifestyle categories  EXTENDS GLOBAL REACH  BROADENS PRODUCT OFFERING  &  TAPESTRY  CAPRI  PRO FORMA TAPESTRY  9  Note:  Tapestry revenue figures represent FY2023 and Capri revenue figures represent LTM as of 7/1/23.

 REVENUE OF  $12.1B  ADJUSTED OPERATING PROFIT OF  $1.9B  PRO FORMA TAPESTRY  TAPESTRY  CAPRI  10  TAPESTRY  CAPRI  Establishes a powerful portfolio of brands  Note:  Figures represent FY2023 Tapestry financials and LTM 7/1/2023 Capri financials.   PRO FORMA TAPESTRY

 02  LEVERAGES CONSUMER ENGAGEMENT PLATFORM

 MODERN TECHNOLOGY INFRASTRUCTURE  AGILE, EFFICIENT SUPPLY CHAIN  CONSUMER ENGAGEMENT PLATFORM  12  utilizes TAPESTRY’S dynamic, data-driven & agile platform to drive consumer engagement  12

 13  leverages TAPESTRY’S proven and profitable Direct-to-Consumer model with a goal of increasing Capri’s direct-to-consumer penetration  OPPORTUNITY TO INCREASE DTC PENETRATION OVER TIME  TAPESTRY  88% DTC  68% DTC  79% DTC  CAPRI  PRO FORMA TAPESTRY  Note:  Tapestry revenue figures represent FY2023 and Capri revenue figures represent LTM as of 7/1/23.

 03  UNLOCKS SYNERGY OPPORTUNITY

 15  $200M+  ACHIEVED WITHIN THREE FISCAL YEARS POST-CLOSE ACROSS:  OPERATING COSTS  SUPPLY CHAIN EFFICIENCIES  OF RUN-RATE COST SAVINGS  Expects to realize significant cost synergies

 04  GENERATES STRONG CASH FLOW

 17  SIGNIFICANT AND CONSISTENT CASH FLOW enables RE-INVESTMENT IN THE BUSINESS, RAPID DELEVERAGe, AND PAYMENT OF DIVIDENDS  UNLEVERED PRE-TAX FREE CASH FLOW(1) OF  $1.9B  TAPESTRY  CAPRI  PRO FORMA TAPESTRY  Notes:  Figures represent FY2023 Tapestry financials and LTM 7/1/2023 Capri financials. Does not include $200M+ run-rate cost synergies.  Defined as Adjusted Operating Profit plus Depreciation & Amortization, less Capex.

 05  EMPOWERS CULTURE

 19  33,000 employees  BRINGS TOGETHER MORE THAN  Combines each company’s shared values of innovation, inclusivity and creativity  Provides new opportunities for internal career mobility & growth  ESG strategy  POSITIONED TO ADVANCE COMPREHENSIVE & IMPACTFUL  Focused on a shared mission to drive progress toward a more sustainable, equitable, and inclusive future  Continuing to invite employees to contribute their unique perspective to create a culture that is growing, dynamic, and diverse  Tapestry Recognition:  Powers continued progress as a purpose-led, people-centered company

 06  CREATES PATH TO ENHANCED TSR

 21  SIGNIFICANT FINANCIAL RETURNS  Combination expected to deliver strong double-digit EPS accretion on an adjusted basis and compelling ROIC  ACCRETIVE TO TOTAL SHAREHOLDER RETURN PLAN  Acquisition is accretive to Tapestry’s existing standalone high-teens TSR plan, underscoring financial discipline and commitment to value creation  COMMITMENT TO CAPITAL RETURN  Tapestry’s Board of Directors approved a 17% increase to its quarterly dividend, resulting in an anticipated payout of $1.40 per share annually, or approximately $325M in FY24  Creates path to deliver enhanced total shareholder return

 Transaction Details

 Four Lens Framework  Broadens our reach within attractive & resilient categories, while deepening access to luxury consumer segments in the market  Strengthens our geographic diversification given highly complementary positions in Asia & Europe  Expands our penetration of lifestyle categories  STRATEGY  Anticipate significant financial returns, run-rate cost synergies of over $200M, and continued return of capital to shareholders  VALUECREATION & TSR  Combination builds our reach in durable, high-margin categories where we have expertise, enhancing our significant and consistent cash flow  EXECUTION  PLATFORM CAPABILITIES  Opportunity to use our Digital & data analytics capabilities to grow Capri’s Direct-to-Consumer business, benefiting from a proven and profitable platform  23  Applying Tapestry’s Four Lens Framework to the Acquisition of Capri

 Key Transaction Terms  24  Tapestry to acquire all outstanding shares of Capri for a total consideration of $57.00 per share in cash  $8.5B enterprise value(1)(2), consisting of $6.8B in equity value and $1.7B in net debt  PURCHASE PRICE  VALUATION MULTIPLE  9x EV / LTM Adj. EBITDA(2)   7x EV / LTM Adj. EBITDA on a synergized basis(2)(3)  FINANCING  Secured $8.0B of fully committed bridge financing  Tapestry has engaged the rating agencies and is committed to maintaining solid investment grade ratings  Permanent financing will include a combination of senior notes and term loan   ESTIMATED CLOSING  Expected closing in calendar year 2024, subject to customary closing conditions, approval by Capri shareholders, and receipt of the required regulatory approvals  Notes: Enterprise value as of July  1. Enterprise value as of July 2023.  2. Contemplates FY2023 Tapestry financials and LTM 7/1/2023 Capri financials.  3. EBITDA inclusive of $200M+ run-rate synergies.

 Capital Allocation Priorities Focused on Driving Organic Growth, Profitability, and Shareholder Value  01  REINVEST IN THE BUSINESS  02  RAPID DEBT PAYDOWN  03  RETURN CAPITAL TO SHAREHOLDERS  Continuing to invest in brand-building activities and platform enhancements to fuel long-term growth  Prioritize deleveraging and anticipates reaching a leverage ratio of below 2.5x Debt/EBITDA within 24 months post-close  Remain committed to a solid investment grade rating, with long-term target leverage of below 2.5x  Continue to pay dividends; Board of Directors approved $1.40 dividend per share for FY2024, representing a 17% increase  Suspended share repurchases from time of announcement to prioritize deleveraging  25

 JOANNE CREVOISERAT, CHIEF EXECUTIVE OFFICER, TAPESTRY  “The combination of Coach, Kate Spade, and Stuart Weitzman with Versace, Jimmy Choo, and Michael Kors creates a new powerful global luxury house, unlocking a unique opportunity to drive enhanced value for our consumers, employees, communities, and shareholders around the world.”  26

 27  Each of Tapestry, Inc. and Capri Holdings Limited report information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Tapestry’s management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by Tapestry, Inc. and Capri Holdings Limited may be unique to Tapestry, Inc. and Capri Holdings Limited, as they may be different from non-GAAP measures used by other companies.   Tapestry’s Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Tapestry resources and performance.  Tapestry believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating Tapestry’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with Tapestry’s historical performance.   This presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Tapestry is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of certain forward-looking non-GAAP financial measures is included.  The pro forma information included in this presentation has been prepared for illustrative purposes only and is not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Tapestry and Capri Holdings been a combined company during the specified periods. The pro forma adjustments are based on the preliminary assumptions and information available at the time of the preparation of this presentation.